UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)           May 14, 2003

                       21st Century Insurance Group, Inc.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         California                    0-6964                 95-1935264
(STATE OR OTHER JURISDICTION        (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO)

     6301 Owensmouth Avenue
    Woodland Hills, California                                  91367
  (ADDRESS OF PRINCIPAL EXECUTIVE                             (ZIP CODE)
             OFFICES)


      Registrant's telephone number, including area code     (818) 704-3700


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM  9.  REGULATION  FD DISCLOSURE (THE FOLLOWING DISCUSSION IS FURNISHED UNDER
"ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION."

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition" is furnished under "Item 9. Regulation FD Disclosure."

     On May 14, 2003, 21st Century Insurance Group issued a press release announcing its results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

     Within its earnings release 21st Century Insurance Group presents a non-GAAP measurement of performance termed "Personal Auto Lines Operating Income." This key measure is useful to investors because it shows the results of the Company's core ongoing business excluding the impact of charges relating to the lines of business in runoff and non-recurring entries. This measurement is also used by management in monitoring the performance of the Company's operations.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              21ST CENTURY INSURANCE GROUP, INC.
                                              ----------------------------------
                                                        (Registrant)



Date: May 15, 2003                 By:
                                      ------------------------------------------
                                           Michael J. Cassanego, Senior Vice
                                           President and General Counsel


                                  EXHIBIT INDEX

Exhibit  No.               Description
------------               -----------

    99.1                   Press release of 21st Century Insurance Group,

                           dated May 14, 2003


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